EVENTS AFTER THE REPORTING PERIOD	12 Months Ended
Dec. 31, 2022
EVENTS AFTER THE REPORTING PERIOD

NOTE 34 — EVENTS AFTER THE REPORTING PERIOD

Convertible Debt Obligations

Subsequent to December 31, 2022 and prior to the issuance of these financial statements, convertible debt obligations consisting of $5.9 million of principal and accrued interest were converted into 17.3 million shares of Genius Group Ltd pursuant to conversion offers extended by the Company. On March 29, 2023, the Company and Ayrton Capital amended the convertible debt agreement as follows:

●	The Company will make the remainder of monthly payments it owes on the $18.0 million convertible note in cash over time, to ensure no further dilution of shares. As such, the Company will not be subject to any future installment-related accelerations at a variable price from the note, unless consented to by the Company.

●	The Company will deliver to Ayrton Capital, 13.0 million ordinary shares relating to the redemption of convertible notes due for the period from January 2023 to March 2023.

●	Ayrton Capital released the remaining restricted cash held in deposit to the Company during April 2023.

Entrepreneur Resorts Ltd Proposed Spinoff

Subsequent to December 31, 2022, and prior to the issuance of these financial statements, shareholders have passed the resolution to authorize the spinoff of its subsidiary Entrepreneur Resorts Ltd (ERL) and adoption of new Company constitution. ERL is a public listed company on the Seychelles MERJ Stock Exchange, with 95% of outstanding shares owned by Genius Group.

Shareholders Resolution for Share Consolidation and Share Buyback

Subsequent to December 31, 2022, and prior to the issuance of these financial statements, shareholders have passed the resolution to authorize board to execute a share repurchase mandate and to execute a share consolidation as they deem fit.